UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
 EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 20, 2018

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-13661	61-1137529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 16, 2018, Stock Yards Bancorp, Inc. (the “Company”) informed the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), that at the direction of the Audit Committee of the Board of Directors, the Company would be soliciting proposals for the provision of auditing services for the year ending December 31, 2018.  KPMG has served as the Company’s auditor since 1988.  On March 20, 2018, KPMG informed the Company that it would not submit a proposal for future auditing services to the Company. For that reason, KPMG also informed the Company that it declined to stand for reappointment as the Company’s independent registered public accountant. KPMG informed the Company that it will continue to perform services for the Company as its independent registered public accounting firm in connection with the quarter ending March 31, 2018.

Neither of KPMG’s audit reports on the Company’s consolidated financial statements for the two years ended December 31, 2016 and December 31, 2017 contained an adverse opinion or a disclaimer of opinion, nor was either of those reports qualified or modified as to uncertainty, audit scope or accounting principles. In addition, at no time during the two years ended December 31, 2016 and December 31, 2017, or the subsequent interim period through March 20, 2018, were there any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2017, during the fourth quarter of 2016 management of the Company identified a material weakness in internal control related to operating effectiveness of the Company’s control over the assessment of the appropriateness of loan grades used in the allowance for loan losses estimate, including the completeness and accuracy of the information used to assess the loan grades.  As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on March 13, 2018, during the fourth quarter of 2017 management successfully completed testing necessary to conclude the material weakness had been remediated. No other “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K have occurred during the two prior years or the subsequent interim period through March 20, 2018.

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the SEC and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of KPMG’s letter dated March 26, 2018, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	16.1	Letter dated March 26, 2018 from KPMG LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	March 26, 2018	STOCK YARDS BANCORP, INC.

		By:	/s/ Nancy B. Davis
Nancy B. Davis, Executive Vice
President, Treasurer and Chief
Financial Officer